Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS





To the Board of Directors
Belmont Telephone Company
Madison, Wisconsin


We hereby consent to the incorporation by reference of our report, dated January 16, 2003 on the financial statements of Belmont Telephone Company, which appears in this annual report on Form 10-K of Lynch Interactive Corporation and Subsidiaries, for the years ended December 31, 2002 and 2001.




                                                    SIEPERT & CO. LLP
                                                    Certified Public Accountants


Beloit, Wisconsin

March 25, 2003

                       CONSENT OF INDEPENDENT ACCOUNTANTS





To the Board of Directors
Cuba City Telephone Exchange Company
Madison, Wisconsin


We hereby consent to the incorporation by reference of our report, dated January 16, 2003 on the financial statements of Cuba City Telephone Exchange Company, which appears in this annual report on Form 10-K of Lynch Interactive Corporation and Subsidiaries, for the years ended December 31, 2002 and 2001.





                                                    SIEPERT & CO. LLP
                                                    Certified Public Accountants


Beloit, Wisconsin

March 25, 2003

                       CONSENT OF INDEPENDENT ACCOUNTANTS





To the Board of Directors
Lynch Michigan Telephone Holding Corporation



We hereby consent to the incorporation by reference of our report, dated March 4, 2002, on the financial statements of Lynch Michigan Telephone Holding Corporation and Subsidiaries which appears in this annual report on Form 10-K of Lynch Interactive Corporation and Subsidiaries, for the year ended December 31, 2001.




                                                    SIEPERT & CO. LLP
                                                    Certified Public Accountants


Beloit, Wisconsin

March 25, 2003

                       CONSENT OF INDEPENDENT ACCOUNTANTS





To the Board of Directors
Upper Peninsula Telephone Company
Carney, Michigan



We hereby consent to the incorporation by reference of our report, dated January 17, 2003, on the financial statements of Upper Peninsula Telephone Company which appears in this annual report on Form 10-K of Lynch Interactive Corporation and Subsidiaries, for the years ended December 31, 2002 and 2001.




                                                    SIEPERT & CO. LLP
                                                    Certified Public Accountants


Beloit, Wisconsin

March 25, 2003